UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------

        Date of Report (Date of earliest event reported): August 19, 2004

                        GYRODYNE COMPANY OF AMERICA, INC.
             (Exact name of Registrant as Specified in its Charter)

           New York                     000-01684               11-1688021
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
 Incorporation or Organization)          Number)            Identification No.)

                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
               (Address of principal executive offices) (Zip Code)

                                 (631) 584-5400
               Registrant's telephone number, including area code

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Robert F. Friemann, a member of the Board of Directors of Gyrodyne Company of America, has resigned from the Board of Directors of the Company effective as of August 19, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            GYRODYNE COMPANY OF AMERICA, INC.


                            By: /s/ Stephen V. Maroney
                                ------------------------------------------------
                                Stephen V. Maroney
                                President, Chief Executive Officer and Treasurer

Date: September 7, 2004